MARCH 31, 2013

ANNUAL REPORT

INTERNATIONAL

Templeton Russia and East European Fund, Inc.

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Contents

Annual Report

Templeton Russia and East European Fund, Inc. 1

Performance Summary 6

Important Notice to Shareholders 8

Financial Highlights and Statement of Investments ... 9

Financial Statements 12

Notes to Financial Statements 15

Report of Independent Registered Public Accounting Firm 24

Tax Information 25

Annual Meeting of Shareholders 27

Dividend Reinvestment and Cash Purchase Plan 28

Board Members and Officers 31

Shareholder Information 36

Annual Report

Templeton Russia and East European Fund, Inc.

Your Fund's Goal and Main Investments: Templeton Russia and East European Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments that are tied economically to Russia or East European countries.

Dear Shareholder:

This annual report for Templeton Russia and East European Fund covers the fiscal year ended March 31, 2013.

Economic and Market Overview

Russia's economy, as measured by gross domestic product (GDP), slowed in 2012 to its lowest rate since 2009. GDP growth slowed to 2.1% year-over-year in the final quarter of 2012, down from 3.0% in the third quarter.[1] For full-year 2012, GDP grew 3.4%, compared to 4.3% in 2011 and 4.5% in 2010.[1] The annual inflation rate accelerated from 3.7% in March 2012 to 5.9% in August, prompting the Central Bank of Russia (CBR) to raise its benchmark interest rate 25 basis points (bps; 100 bps equal one percentage point) in September.[1] Inflationary pressures did not subside, however, leading the CBR to raise its deposit interest rate 25 bps to 4.5% in December. Higher food, alcohol and transport prices drove Russia's annual inflation rate to an 18-month high of 7.3% in February 2013, leading the CBR to leave interest rates unchanged at its March meeting, despite government calls to lower borrowing costs to help boost economic growth.[1]

1. Source: Federal State Statistics Service, Russia.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 10.

Annual Report | 1

After 18 years of negotiations, Russia finally joined the World Trade
Organization (WTO) as its 156th member in 2012. The membership will likely have a long-term positive impact on Russia’s trade, economic and investment relations with members globally. President-elect Vladimir Putin was inaugurated in May 2012 for his third term, after serving two terms from 1999 to 2008 and being prime minister from 2008 to 2012. As many observers expected, former president Dmitry Medvedev was confirmed as the new prime minister and chairman of the United Russia party. President
Xi Jinping of China visited Russia in March for his inaugural foreign trip to meet with President Putin, indicating the growing importance of bilateral relations between the two countries. The two presidents signed numerous agreements covering various areas, including energy, military technology, agriculture and banking.

Investor concerns about the eurozone’s recurring sovereign debt crisis and slow-
ing global economic growth led Eastern European stocks to underperform their peers globally. Eastern European stocks, as measured by the MSCI Emerging
Markets Eastern European Index, had a -4.84% total return in U.S. dollar
(USD) terms for the 12 months ended March 31, 2013.2 Polish stocks outper-
formed their Eastern European peers, while Russian stocks, as measured by the
MSCI Russia Index, had a -6.62% total return in USD terms resulting largely from weak investor confidence, the ruble’s depreciation and lower oil prices.2

Investment Strategy

Our investment strategy employs a company-specific, value-oriented, long-
term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look for investments, we consider specific companies in the context of their sector and country. We perform in-depth research to construct an Action List from which we construct the portfolio.
Our emphasis is on value and not attempting to match or beat an index.
During our analysis, we also consider a company’s position in its sector, the economic framework and political environment.

2. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2 | Annual Report

Performance Overview

Templeton Russia and East European Fund had cumulative total returns of
-8.65% based on market price and -7.49% based on net asset value for the
12 months ended March 31, 2013. In line with our long-term investment strategy, we are pleased with our long-term results. For the 10-year period ended March 31, 2013, the Fund delivered cumulative total returns of
+248.23% in market price terms and +271.39% in net asset value terms.
You can find more of the Fund’s performance data in the Performance
Summary beginning on page 6.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included Phosagro, a Russia-based, leading global producer of phosphate-based fertilizers and phosphate rock; MHP, a major participant in
Ukraine’s poultry industry; and KCell, Kazakhstan’s largest mobile telecom-
munication services provider. Phosagro delivered strong 2012 earnings results driven by generally higher product prices, a diverse product range, and flexi-
bility to switch efficiently from low-demand to high-demand products with better profit margins. In addition to having valuations we considered to be attractive, Phosagro has a low-cost operation, organic growth potential, flexi-
ble production and sales models, and strong market position that we believe could continue to support earnings growth. MHP, as Ukraine’s leading poultry producer, is well positioned to benefit from greater domestic demand resulting from growing disposable income and the European Union’s decision to open its market to Ukrainian poultry products. We continued to favor MHP at period-end because of valuations we considered to be appealing, healthy growth and profit margins, and consolidation opportunities in the poultry industry. KCell, which completed its initial public offering in the U.K. and
Kazakhstan in December, is a new addition to the Fund’s portfolio. The com-
pany reported solid 2012 earnings results, with a high EBITDA (earnings before interest, taxes, depreciation and amortization) margin resulting from its focus on cost controls. As Kazakhstan’s leading mobile services provider, the company could benefit from the country’s significant demand growth potential for mobile data services. KCell has a high dividend payout ratio policy and a single-digit price-to-earnings ratio that, in our assessment, makes it one of the most attractively valued mobile telecommunication operators globally.

Annual Report | 3

In contrast, key detractors from the Fund’s absolute performance included Russia-based global energy company Gazprom, the world’s largest natural gas producer; Nord Gold, one of Russia’s top gold producers, with operations in West Africa and Kazakhstan; and Severstal (Cherepovets Mk Severstal), one of Russia’s major steel producers. We believe that global energy demand could likely rise over the long term and lead to secular strength in oil and gas prices, which could benefit Gazprom. Additionally, domestic gas market liberalization and deregulation of gas tariffs could help improve Gazprom’s long-term profit growth. We maintained a favorable view of Gazprom at period-end, based on our analysis that a recent price correction made the company undervalued given its long-term growth potential. Nord Gold’s share price slumped during the period because of lower 2012 profits resulting from higher costs and mechanical issues that affected production in the first half of 2012. The company took measures to improve production at all its mines and anticipated gold production in 2013 to be higher than in 2012. Severstal reported lower profits caused by weak demand, lower steel prices and suspension of its international projects in India, as well as in Trinidad and Tobago, leading many investors to avoid the company’s stock. We divested the Fund’s position in the company during the period.

During the 12-month period, our continued search for companies with fundamentals we considered to be attractive led us to increase the Fund’s holdings in Kazakhstan and Hungary and to initiate exposure to two new markets, Georgia and Turkmenistan. Many of the themes that we believe apply to emerging markets — strong economic growth, inexpensive stock valuations and relatively strong public and private finances — apply even more strongly to frontier markets such as Kazakhstan, Georgia and Turkmenistan. Furthermore, the relatively low correlation of frontier market stocks to emerging and developed market stocks could reduce the overall risk profile of diversified portfolios. During the period, we undertook purchases in banking, oil and gas, food producer and retailer, and telecommunication services companies. Key additions to the Fund’s portfolio included KCell; Bank of Georgia Holdings, one of Georgia’s leading banks; and X5 Retail Group, one of Russia’s largest food retailers.

Conversely, we conducted some sales as certain stocks reached their price targets and as we sought to invest in companies we considered to be more attractively valued within our investment universe. As a result, we trimmed the Fund’s investments in Russia and eliminated the Fund’s holdings in Egypt. Additionally, we eliminated the Fund’s exposure to distillers and

4 | Annual Report

vintners and reduced investments in steel, independent power producer and wireless telecommunication services companies. In addition to liquidating
Severstal, key sales included the Fund’s interests in Russian vodka producer
Synergy and in VimpelCom, a global telecommunication services provider with significant operations in Russia. We also eliminated the Fund’s positions in Egypt-based Orascom Telecom Holding, a subsidiary of VimpelCom, and
Egypt-based Orascom TMT (Telecom Media and Technology) Holding, a media and telecommunications holding company.

Thank you for your continued participation in Templeton Russia and East
European Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

Annual Report | 5

Performance Summary as of 3/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capi-
tal gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.
The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

6 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investments in Russian and East European securities involve significant additional risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian and East European economic systems, delays in settling portfolio transactions, and risk of loss arising out of the system of share registration and custody used in Russia and East European countries. Because the Fund invests its assets primarily in companies in a specific region, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Also, as a nondiversified investment company investing in Russia and East European countries, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
2. Assumes reinvestment of distributions based on net asset value.
3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

Annual Report | 7

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board has approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. Under the Fund’s previously announced open-market share repurchase program, no specific amount of the Fund’s outstanding shares were authorized for repurchase.

The Board’s recent action provides greater flexibility by enabling the Fund to engage in open-market repurchases under a continuing authorization for up to 10% of the Fund’s outstanding shares, at the discretion of Fund management. Subject to the 10% limitation, the timing and amount of repurchases would continue to be at the discretion of the investment manager. In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to rapidly commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances. As with the current share repurchase program, the modified share repurchase program is intended to benefit shareholders by enabling the Fund to repurchase shares at a discount to net asset value, thereby increasing the proportionate interest of each remaining shareholder in the Fund.

8 | Annual Report

Templeton Russia and East European Fund, Inc.

Financial Highlights

Annual Report | The accompanying notes are an integral part of these financial statements. | 9

Templeton Russia and East European Fund, Inc.

Statement of Investments, March 31, 2013

10 | Annual Report

Templeton Russia and East European Fund, Inc.

Statement of Investments, March 31, 2013 (continued)

See Abbreviations on page 23.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Directors. At March 31,
2013, the aggregate value of these securities was $12,309,053, representing 13.35% of net assets.
bNon-income producing.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Directors. At March 31, 2013, the aggregate value of these securities was
$18,282,456, representing 19.82% of net assets.
dAt March 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
eA portion of the security purchased on a delayed delivery basis. See Note 1(c).
fSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | The accompanying notes are an integral part of these financial statements. | 11

Templeton Russia and East European Fund, Inc.

Financial Statements

Statement of Assets and Liabilities
March 31, 2013

12 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Russia and East European Fund, Inc.

Financial Statements (continued)

Statement of Operations
for the year ended March 31, 2013

Annual Report | The accompanying notes are an integral part of these financial statements. | 13

Templeton Russia and East European Fund, Inc.

Financial Statements (continued)

14 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Russia and East European Fund, Inc.

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia and East European Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Annual Report | 15

Templeton Russia and East European Fund, Inc.

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets are open on days that the NYSE is closed, which may result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes. The Fund’s financial statements have been adjusted to reflect investment values as of March 31, 2013.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

16 | Annual Report

Templeton Russia and East European Fund, Inc.

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Income amd Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Annual Report | 17

Templeton Russia and East European Fund, Inc.

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At March 31, 2013, there were 100 million shares authorized ($0.01 par value). During the years ended ended March 31, 2013 and March 31, 2012 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Since the inception of the program, the Fund had repurchased a total of 113,000 shares. Transactions in the Fund’s shares for the years ended March 31, 2013 and 2012, were as follows:

18 | Annual Report

Templeton Russia and East European Fund, Inc.

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of .20% per year of the average weekly net assets of the Fund.

On February 26, 2013, the Board approved the proposal to combine the Fund's investment management and administration agreements. The fees to be paid under the new combined agreement will not exceed the aggregate fees that would have been paid under the separate agreements. The new agreement went into effect on May 1, 2013.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2013, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

Annual Report | 19

Templeton Russia and East European Fund, Inc.

Notes to Financial Statements *(continued)*

5. Income Taxes *(continued)*

At March 31, 2013, the capital loss carryforwards were as follows:

Capital loss carryforwards:	
Short term	$ 6,691
Long term	1,478,263
Total capital loss carryforwards	$1,484,954

The tax character of distributions paid during the years ended March 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:		
Ordinary income	$ 949,938	$—
Long term capital gain	340,281	—
	$1,290,219	$—

At March 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$ 77,916,599
Unrealized appreciation	$ 24,510,371
Unrealized depreciation	(14,560,011)
Net unrealized appreciation (depreciation)	9,950,360
Distributable earnings - undistributed ordinary income	$ 1,040,922

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2013, aggregated $31,826,469 and $35,340,193, respectively.

7. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

20 | Annual Report

Templeton Russia and East European Fund, Inc.

Notes to Financial Statements (continued)

8. CONCENTRATION OF RISK

Investing in equity securities of Russian companies may include certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia’s underdeveloped systems of securities registration and transfer. At March 31, 2013, the Fund had 66.7% of its net assets invested in Russia.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

Annual Report | 21

Templeton Russia and East European Fund, Inc.

Notes to Financial Statements *(continued)*

9. Fair Value Measurements *(continued)*

	Level 1	Level 2	Level 3	Total
Assets: *(continued)*				
Investments in Securities: *(continued)*				
Equity Securities:[a] *(continued)*				
Other Equity Investments[b]	$26,638,557	$ —	$—	$26,638,557
Short Term Investments	4,837,848	—	—	4,837,848
Total Investments in Securities	$52,080,893	$35,786,066	$—	$87,866,959

[a]Includes common stocks as well as other equity investments.

[b]For detailed descriptions, see the accompanying Statement of Investments.

During the year ended March 31, 2013, the Fund recorded significant transfers of assets between Level 1 and Level 2 within the fair value hierarchy due to a refinement in price valuation methodology, as follows:

	Transfers During the Period From: Level 1 to Level 2
Assets:	
Investments in Securities:	
Equity Investments:[a]	
Commercial Banks	$11,009,185
Metal & Mining	4,018,308
Oil, Gas & Consumable Fuels	1,712,375
Total Investments in Securities	$16,739,868

[a]Includes common stocks.

10. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

22 | Annual Report

Templeton Russia and East European Fund, Inc.

Notes to Financial Statements (continued)

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

Annual Report | 23

Templeton Russia and East European Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Templeton Russia and East European Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Russia and East European Fund, Inc. (the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 22, 2013

24 | Annual Report

Templeton Russia and East European Fund, Inc.

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $340,281 as a long term capital gain dividend for the fiscal year ended December 31, 2012.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $45,564 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2012.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 28.65% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $1,709,514 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 14, 2012, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign qualified dividends as reported by the Fund to shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Annual Report | 25

Templeton Russia and East European Fund, Inc.

Tax Information (unaudited) (continued)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2013, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2012 (year of distribution). The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2012 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calcula-
tion to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

26 | Annual Report

Templeton Russia and East European Fund, Inc.

Annual Meeting of Shareholders, August 24, 2012 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on August 24, 2012. The purpose of the meeting was to elect four Directors of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2013. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Ann Torre Bates, Frank J. Crothers, Gregory E. Johnson and David W. Niemiec.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2013. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four Directors:

Term Expiring 2015	For	% of Outstanding Shares	% of Shares Present and Voting	Withheld	% of Outstanding Shares	% of Shares Present and Voting
Ann Torre Bates	3,182,177	55.39%	77.67%	901,808	15.70%	22.01%
Frank J. Crothers	3,179,368	55.34%	77.60%	904,617	15.75%	22.08%
Gregory E. Johnson	3,183,981	55.42%	77.72%	900,004	15.67%	21.97%
David W. Niemiec	3,183,056	55.40%	77.69%	900,929	15.68%	21.99%

There were approximately 12,882 broker non-votes received with respect to this item.

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2013:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	4,014,324	69.87%	97.98%
Against	43,728	0.76%	1.07%
Abstain	38,814	0.68%	0.95%
Total	4,096,866	71.31%	100.00%

*Harris J. Ashton, Edith E. Holiday, Charles B. Johnson, J. Michael Luttig, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

Annual Report | 27

Templeton Russia and East European Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Computershare Shareowner Services, LLC, P.O. Box 43006, Providence, RI 02940-3006, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Computershare Trust Company, N.A. (formerly, The Bank of New York Mellon) (the “Plan Administrator”) at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100 each, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to Computershare Trust Company, N.A. (formerly, The Bank of New York Mellon) and sent to Computershare Shareowner Services, LLC, P.O. Box 43006, Providence, RI 02940-3006, Attention: Templeton Russia and East European Fund, Inc. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

28 | Annual Report

Templeton Russia and East European Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (continued)

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Computershare Shareowner Services, LLC, P.O. Box 43006, Providence, RI 02940-3006. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.computershare.com/investor or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Annual Report | 29

Templeton Russia and East European Fund, Inc.

Transfer Agent
Computershare Shareowner Services, LLC
P.O. Box 43006
Providence, RI 02940-3006

Overnight address:
250 Royall Street
Canton, MA 02021

(800) 416-5585
www.computershare.com/investor

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at Computershare Shareowner Services, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact Computershare Shareowner Services, LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Russia and East European Fund, Inc. are traded on the New York Stock Exchange under the symbol “TRF.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about distributions and shareholder accounts, call (800) 416-5585. Registered shareholders can now access their Fund account on-line with the Investor ServiceDirect™ website. For information go to Computershare Shareowner Services, LLC’s website at www.computershare.com/investor and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Russia and East European Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

30 | Annual Report

Templeton Russia and East European Fund, Inc.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1994	135	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2008	36	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Frank J. Crothers (1944) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1998	26	Talon Metals Corp. (mining exploration), Fortis, Inc. (utility holding company) and AML Foods Limited (retail distributors).
Principal Occupation During at Least the Past 5 Years: Director and Vice Chairman, Caribbean Utilities Company, Ltd; director of various other private business and nonprofit organizations; and **formerly,** Chairman, Atlantic Equipment and Power Ltd. (1977-2003).				
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Director	Director since 1996 and Lead Independent Director since 2007	135	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				

Annual Report | 31

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2009	135	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	33	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).
Principal Occupation During at Least the Past 5 Years: Advisor, Saratoga Partners (private equity fund); and **formerly,** Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).				
Frank A. Olson (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2003	135	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	145	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President — Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1998	26	None
Principal Occupation During at Least the Past 5 Years: Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and **formerly,** Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).				
Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2006	43	El Oro Ltd (investments).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (1972-2008) and member of various boards.				

32 | Annual Report

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director, Chairman of the Board and Vice President	Director and Vice President since 1994 and Chairman of the Board since 1995	135	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.				
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Director	Since 2006	95	None
Principal Occupation During at Least the Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 47 of the investment companies in Franklin Templeton Investments; and **formerly**, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.				

Annual Report | 33

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1996	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Mark Mobius (1936) 17th Floor, The Chater House 8 Connaught Road Central Hong Kong	President and Chief Executive Officer – Investment Management	President since 1994 and Chief Executive Officer – Investment Management since 2002	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.				
Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Mark H. Otani (1968) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 47 of the investment companies in Franklin Templeton Investments.				

34 | Annual Report

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of
Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.
Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec
has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to
2001. Mr. Niemiec is formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg
Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such back-
ground and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial state-
ments that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

Annual Report | 35

Templeton Russia and East European Fund, Inc.

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 26, 2013, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for Templeton Russia and East European Fund, Inc. (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included reports on the Fund, the share price premium or discount to net asset value, the results of investment performance and related financial information for the Fund, as well as periodic reports on expenses, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed below, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continuous

36 | Annual Report

Templeton Russia and East European Fund, Inc.

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of the level of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance during 2012 and the previous 10 years ended December 31, 2012, within a Lipper performance universe consisting of the Fund and all other non-leveraged closed-end emerging markets funds as selected by Lipper. Such report considers total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund’s total return for 2012 to be in the lowest performing quintile within its performance universe and its total return performance on an annualized basis to also be in the lowest performing quintile of such universe for the previous three-, five- and 10-year periods. The Board noted the broadness of the Lipper performance universe, which included funds with no or limited investments in Russia and Eastern Europe, and the Board considered performance in comparison to two U.S. registered open-end funds with similar investment objectives as the Fund, which had been included in the Lipper report at management’s request. The Board noted that the Fund’s 2012 total return was lower than that of both funds and its annualized total return was lower than that of both funds for the previous five-year period, in the middle for the previous three-year period, and higher than that of both funds for the previous 10-year period. The Board found the Fund’s long-term performance to be acceptable, noting that its 10-year annualized return as shown in the Lipper report exceeded 13.5%. The Board was not satisfied, however, with the Fund’s shorter term performance, particularly in respect to its total return for 2012, which was significantly below the

Annual Report | 37

Templeton Russia and East European Fund, Inc.

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

returns of the two funds referred to above, as well as that of its Lipper performance universe. The Board discussed with management the reasons for such performance, including the view of the Fund’s portfolio managers that certain of the Fund’s holdings that had underperformed during the period were undervalued and had prospects for strong performance in the future. Based on such discussions, the Board while intending to monitor future performance, did not feel any immediate change in portfolio management was warranted, noting that in both 2009 and 2010 the Fund’s total return for the year as shown in the Lipper report was higher than the median of its Lipper performance universe and also higher than the total return of the two other funds included in such report.

COMPARATIVE EXPENSES. Consideration was given to a Lipper report of the management fees and total expense ratio of the Fund compared with those of a group of six funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees. The results of such expense comparisons showed the Fund’s contractual investment management fee to be less than three basis points above the expense group median and its actual total expense ratio to be below the median of such expense group. The Board found the comparative expenses of the Fund as shown in the Lipper report to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. Fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In

38 | Annual Report

Templeton Russia and East European Fund, Inc.

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly. The Board also noted that negotiated reductions in management fees that became effective during 2011 had benefited the Fund and its shareholders.

In addition to the investment advisory services provided the Fund under its investment management agreement, administrative services are provided under a separate agreement at a fixed charge of 20 basis points. At the February 26, 2013, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for the Fund combining such services. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fee, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Annual Report | 39

Templeton Russia and East European Fund, Inc.

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended September 30, 2012. Additionally, the Fund expects to file, on or about May 30, 2013, such certifications with its Form N-CSR for the 12 months ended March 31, 2013.

40 | Annual Report

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $42,791 for the fiscal year ended March 31, 2013 and $44,218 for the fiscal year ended March 31, 2012.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,600 for the fiscal year ended

March 31, 2013 and $75,000 for the fiscal year ended March 31, 2012. The services for which these fees were paid include technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2013 and $36 for the fiscal year ended March 31, 2012. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $39,194 for the fiscal year ended March 31, 2013 and $152,414 for the fiscal year ended March 31, 2012. The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $43,794 the fiscal year ended March 31, 2013 and $227,450 for the fiscal year ended March 31, 2012.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Ann Torre Bates, Frank J. Crothers, David W. Niemiec and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Templeton Asset Management Ltd. (Asset Management) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager's instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, executing votes, ballot reconciliation, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis,
ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E),
(F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence.
The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans.
The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-
by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights.
However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’
interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late;
(iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com.
Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort
Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the
SEC website at www.sec.gov. The proxy voting records are updated each year by
August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of May 24, 2013, the portfolio managers of the Fund are as follows:

MARK MOBIUS, Ph.D, Executive Chairman of Templeton Emerging Markets Group and
Porfolio Manager of Asset Management
Dr. Mobius has been a lead portfolio manager of the Fund since inception. Dr.
Mobius has primary responsibility for the investments of the Fund, and has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1987.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2013.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Mark Mobius	13	7,808.9	39	32,482.0	22	6,715.0

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines.
Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary Each portfolio manager is paid a base salary.
Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of a Franklin
Templeton fund which vest over a three-year period (17.5% to 25%) and other mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

§ Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

- *Non-investment performance*. The more qualitative contributions of the portfolio manager to the investment manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

- *Research*. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

- *Responsibilities*. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager's appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mark Mobius	None

Note: Because the portfolio manager is foreign nationals, he does not hold shares in the U.S. registered Fund, however he own shares in other similar Franklin Templeton funds managed by him, registered offshore and appropriate for foreign nationals.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	**Total Number of Shares Purchased (1)**	**Average Price Paid per Share**	**Total Number of Shares Purchased as Part of Publicly Announced Plans or Program**	**Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs**

Month #1 (10/1/12 - 10/31/2012)	0	0	0	5,745,174.00
Month #2 (11/1/12 - 11/30/2012)	0	0	0	5,745,174.00
Month #3 (12/1/12 - 12/31/12)	41,045	14.33	41,045	5,704,129.00
Month #4 (1/1/13 - 1/31/13)	0	0	0	5,704,129.00
Month #5 (2/1/13 - 2/28/13)	21,955	15.73	21,955	5,682,174.00
Month #6 (3/1/13 - 3/31/13)	0	0	0	5,682,174.00
Total	63,000	14.82	63,000	5,682,174.00

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

By /s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date May 24, 2013

By /s/MARK H. OTANI
Mark H. Otani
Chief Financial Officer and
Chief Accounting Officer
Date May 24, 2013